Exhibit 10.7

MANAGING GENERAL AGENCY AGREEMENT

Between

AMERICAN PHYSICIANS INSURANCE AGENCY, INC.

(hereinafter called “AGENT”)

and

AMERICAN PHYSICIANS INSURANCE EXCHANGE

(hereinafter called “COMPANY”)

Effective Date: May 29, 1996

Section 1.     AGENCY APPOINTMENT

a.

COMPANY hereby appoints AGENT as its agent to perform the duties set forth herein and vests in AGENT full authority to accomplish, effect and execute such duties upon the terms and conditions set forth below. The authority of AGENT shall be limited to the territory and the kinds of insurance specified in Addendum A.

b.

Term. This Agreement shall remain in effect unless terminated as provided by Section 6 of this Agreement.

Section 2.    AGENT’S RELATIONSHIP TO COMPANY

This Agreement is not a contract of employment and nothing herein contained shall be construed to create the relationship of employer and employee between COMPANY and AGENT. AGENT is an independent contractor and shall be free to exercise judgment and discretion with regard to the conduct of business as agent for COMPANY.

Section 3.    AUTHORITY AND DUTIES OF AGENT

a.

Appointment of Producers. Subject to requirements imposed by law and the terms of this Agreement, AGENT has authority to have supervisory responsibility for local agency and field operations of COMPANY in Texas including the appointment, termination and direction of local recording agents within Texas as well as determination of commissions.]

b.

Legal Compliance. AGENT shall comply in all respects with all applicable laws.

c.

Maintenance of Records. AGENT shall keep complete records and accounts of all transactions pertaining to agents appointed or terminated under this Agreement. Such records shall be kept current and shall be readily identifiable.

d.

Advertising. AGENT shall enter Agreements with local recording agents that provides that agents shall not insert any advertisement referring to COMPANY or issue or cause to have issued any letter, circular, pamphlet or other publication or statement referring to COMPANY, without the prior written consent of COMPANY. Such consent shall not be construed as any agreement by COMPANY to bear any part of the expense of advertisement.

e.

Ownership of Printed Matter. It is expressly understood that any policies, forms and other supplies furnished to AGENT by COMPANY shall remain the property of COMPANY and shall be returned to COMPANY promptly upon demand. It is expressly understood that any policies, forms and other supplies furnished to COMPANY by AGENT shall remain the property of AGENT and shall be returned to AGENT promptly on demand.

f.

Expenses. COMPANY shall pay all marketing expenses in respect to the performance of AGENT’s duties under this Agreement, including but not limited to rentals, transportation facilities, clerical expense, postage, advertising, or personal local license fees. AGENT shall be responsible for commissions to local recording agents. Unless otherwise specified in writing in advance by COMPANY, AGENT shall not charge or commit COMPANY to any expense, agreement, payment, debt, or obligation other than the insurance expressly described herein which AGENT is authorized to write.

Section 4.    COMPENSATION

As full compensation for services rendered under this Agreement, AGENT agrees to accept and COMPANY agrees that agent is entitled to the amounts specified in Addendum B.

Section 5.    SUSPENSION OF AGENTS AUTHORITY

If AGENT is delinquent either in accounting for or payment of any funds due to COMPANY, or is otherwise in default under this Agreement, COMPANY may, by written notice to AGENT, suspend or otherwise limit AGENT’s authority in whole or in part or may condition the exercise of such authority on any appropriate condition.

For the purposes of this Section, AGENT is not delinquent because of routine differences in the accounting records of the AGENT and the COMPANY which are minor in amount and do not involve funds willfully withheld by the AGENT.

Upon the occurrence of any of the events described in Section 6(a), AGENT’S authority under this Agreement, including such authority and duties described in Section 3 shall automatically be suspended and shall be terminated upon termination of this Agreement.

Section 6.    TERMINATION

a.

Termination. The term of this Agreement shall expire and this Agreement shall terminate in accordance with subsection b. of this section upon the occurrence of any of the following events:

1)

Upon the effective date of the suspension, revocation or termination of either party’s license by appropriate authority and after exhausting any appeals to which either party is entitled.

2)

The insolvency of either party, the inability to pay debts as they mature, the making of an assignment for the benefit of creditors, the dissolution of either party, the appointment of a receiver or liquidator for either party or for a substantial part of either party’s property, or the institution of bankruptcy, reorganization, arrangement, insolvency or similar proceedings by or against either party under the laws of any jurisdiction.

3)

Misappropriation of funds or property of COMPANY or funds received for it by AGENT; the failure of AGENT to remit to COMPANY the funds due promptly upon demand; the commission by AGENT of any fraud against COMPANY or any conduct injurious to COMPANY’s standing or good name.

4)

Misappropriation of funds or property of AGENT or funds received for it by COMPANY; the failure of COMPANY to remit to AGENT the funds due promptly upon demand; the commission by COMPANY of any fraud against AGENT or any conduct injurious to AGENT’s standing or good name.

5)

Either party may terminate this Agreement at any time upon giving one hundred eighty (180) days written notice prior to the effective date of such termination.

Section 7.    INDEMNIFICATION

a.

COMPANY agrees to indemnify, defend and hold AGENT harmless from and against any and all claims, suits, actions, liability, expense, losses as a result of AGENT acting in the course and scope of its authority and responsibilities to COMPANY, provided such liability does not arise because of the gross negligence, bad faith, fraudulent intent or willful misfeasance of the AGENT or any of its employees.

Section 8.    GENERAL PROVISIONS

a.

Assignment. Neither party shall assign, delegate, transfer, encumber or otherwise dispose of this Agreement, any interest therein, or any rights or obligations hereunder without the prior written consent of the other party and any purported assignment, transfer, encumbrance or other disposition without such consent shall be void. Except that, the merger, consolidation or other corporate reorganization of COMPANY, or the assignment, or other transfer of this Agreement to a subsidiary or affiliate of the COMPANY, shall not be deemed a violation of this subsection a.

b.

No Waiver. The failure of COMPANY or AGENT to insist on strict compliance with this Agreement, or to exercise any right or remedy hereunder, shall not constitute a waiver of any rights contained herein nor estop the parties from thereafter demanding full and complete compliance therewith nor prevent the parties from exercising such remedy in the future.

c.

Notices. Any notice required or permitted to be given under this Agreement shall be in writing and shall be deemed duly given if delivered personally, by registered or certified mail or by telefax to the party for whom it is intended at the following address or such other address as the recipient may designate from time to time.

d.

Full Agreement. This Agreement supersedes and makes null and void any and all previous agency agreements, whether written or oral, between COMPANY and AGENT with respect to the type of business to be serviced hereunder and constitutes the full agreement between the parties. No amendment to this Agreement shall be valid unless in writing and signed by the parties.

e.

Severability. If any provision of this Agreement should be invalid under or in conflict with the laws of any state, this Agreement shall be deemed amended to comply with the minimum requirements of such laws without affecting the remaining provisions of this Agreement; provided, however, if either party believes that the voiding of any provision hereof materially affects the whole Agreement, such party by written notice, may terminate this Agreement forthwith.

f.

Choice of Law. This Agreement shall be interpreted under and pursuant to the laws of the State of Texas.

g.

Third Parties. The provisions of this Agreement are for the sole benefit of the parties and shall not be enforceable for the benefit of any one who is not a party to this Agreement, except as expressly provided herein.

IN WITNESS WHEREOF, the parties intending to be bound have caused this Agreement to be effective this 29th day of May, 1996.

For AGENT:	AMERICAN PHYSICIANS INSURANCE AGENCY, INC.

	By:	/s/ Jay R. Tidey
	Title:	Treasurer

For COMPANY:	AMERICAN PHYSICIANS INSURANCE EXCHANGE

	By:	/s/ Duane Boyd
	Title:	President

ADDENDUM A

TO MANAGING GENERAL AGENCY AGREEMENT

Between

AMERICAN PHYSICIANS INSURANCE AGENCY, INC.

(“AGENT”)

and

AMERICAN PHYSICIANS INSURANCE EXCHANGE

(“COMPANY”)

Effective Date: May 29, 1996

The parties agree that:

The AGENT is authorized to be the managing agent for COMPANY for the following kind(s) of business:

All standard Medical Malpractice Professional Liability insurance for Texas health care providers and such other policies authorized in writing by the COMPANY from time to time in any state where AGENT is properly licensed.

ADDENDUM B

TO MANAGING GENERAL AGENCY AGREEMENT

Between

AMERICAN PHYSICIANS INSURANCE AGENCY, INC., as AGENT

and

AMERICAN PHYSICIANS INSURANCE EXCHANGE

(“COMPANY”)

Effective Date: May 29, 1996

1.

The parties agree that, for business described in Addendum A, AGENT shall be entitled a commission equal to 100% of the amounts of commissions paid to local recording agents, solicitors, or producing agents appointed by AGENT.

2.

Commissions on any other business shall be determined on a case-by-case basis.

ADDENDUM C

TO MANAGING GENERAL AGENCY AGREEMENT

Between

AMERICAN PHYSICIANS INSURANCE AGENCY, INC.

(“AGENT”)

and

AMERICAN PHYSICIANS INSURANCE EXCHANGE

(“COMPANY”)

Dated November 15, 1999

The parties agree that:

Section 6. TERMINATION is amended as follows:

a.

Termination. The term of this Agreement shall expire and this Agreement shall terminate upon the occurrence of any of the following events:

1)

Upon the effective date of the suspension, revocation or termination of either party’s license by appropriate authority and after exhausting any appeals to which either party is entitled.

2)

The insolvency of either party, the inability to pay debts as they mature, the making of an assignment for the benefit of creditors, the dissolution of either party, the appointment of a receiver or liquidator for either party or for a substantial part of either party’s property, or the institution of bankruptcy, reorganization, arrangement, insolvency or similar proceedings by or against either party under the laws of any jurisdiction.

3)

Misappropriation of funds or property of COMPANY or funds received for it by AGENT; the failure of AGENT to remit to COMPANY the funds due promptly upon demand; the commission by AGENT of any fraud against COMPANY or any conduct injurious to COMPANY’s standing or good name.

4)

Misappropriation of funds or property of AGENT or funds received for it by COMPANY; the failure of COMPANY to remit to AGENT the funds due promptly upon demand; the commission by COMPANY of any fraud against AGENT or any conduct injurious to AGENT’s standing or good name.

5)

Either party may terminate this Agreement at any time upon giving one hundred eighty (180) days written notice prior to the effective date of such termination.

MEMORANDUM

OF

AGREEMENT

This Agreement is by and between American Physicians Insurance Exchange (“API”) and American Physicians Insurance Agency, Inc. (“Agency”).

WHEREAS, API has a Reinsurance Agreement with Florida Physicians Insurance Company, Inc. (“FPIC”) whereby API in effect is responsible for certain expenses incurred by FPIC since API receives a net premium; and

WHEREAS APS Facilities Management, Inc. (“APSFMI”), the attorney-in-fact for API, has agreed to be responsible for 50% of all commissions paid to producers representing API; and

WHEREAS, Agency receives commissions from FPIC for business reinsured by API; and

WHEREAS, the parties desire to clarify and continue the business relationship between API and the Agency;

NOW, THEREFORE, in consideration of the mutual covenants, promises and agreements contained herein, API and Agency agree as follows:

1.

Agency will reimburse API on an annual basis an amount equal to the lesser of the following:

(a)

50% of the amount of commissions paid by Agency to producers relating to business reinsured by API from FPIC.

(b)

$375,000 less amounts due to API from APSFMI relating to commissions under paragraph III of the Management Agreement between API and APSFMI.

All amounts paid herein shall not be considered as commissions, but an amount to reflect the proper allocation of costs for continuation of the relationship between the parties.

2.

This agreement shall remain in effect so long as the Managing General Agency Agreement between API, FPIC and Agency is effective and also as long as the Management Agreement between API and APSFMI is in effect.

EXECUTED ON THE     [12th]     DAY OF NOVEMBER, 1998.

AMERICAN PHYSICIANS INSURANCE AGENCY, INC.		AMERICAN PHYSICIANS INSURANCE EXCHANGE

By:	/s/ Duane Boyd	By:	/s/ Norris C. Knight, Jr., M.D.

Title:	President	Title:	Chairman – Board of Directors